UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

FACEBANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1330 Avenue of the Americas, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 672-0055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

On July 8, 2020, the Company issued a press release (the “Press Release”) announcing that FaceBank Group, Inc. (the “Company” or “FaceBank”) released a letter to shareholders (the “Shareholder Letter”) that included unaudited financial statements of fuboTV Inc. (“fuboTV”), a wholly-owned subsidiary of the Company, for the three months ended March 31, 2020 and 2019.

The Shareholder Letter includes background on the Company, financial information for fuboTV on a stand-alone basis, key Q1 2020 financial and operating highlights and recent business highlights. The Company recommends reading the full set of financial statements and SEC filings on the recently launched investor relations section of the Company’s website at ir.fubo.tv.

The Press Release and the Shareholder Letter, which are furnished as Exhibit 99.1, are incorporated by reference into this Item 7.01. The information furnished pursuant to this Item 7.01, including the information contained in Exhibit 99.1, is “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 except to the extent such other filing specifically incorporates such information by reference.

Forward-Looking Statements

The Press Release and the Shareholder Letter contain forward-looking statements of the Company that involve substantial risks and uncertainties. All statements contained in the Press Release and the Shareholder Letter are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “could,” “will,” “plan,” “intend,” “anticipate,” “approximate,” “expect,” “potential,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including (i) risks related to the ability to realize the anticipated benefits of the merger, (ii) risks related to the combined entity’s access to capital and fundraising prospects to fund its ongoing operations and its ability to continue as a “going concern”, (iii) risks related to the combined entity’s ability to uplist to a national securities exchange, (iv) risks related to diverting management’s attention from the Company’s ongoing business operations to address integration and fundraising efforts, and (v) other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies, including the impact of COVID-19 on the broader market. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are discussed in the Company’s periodic filings with the Securities and Exchange Commission and we encourage you to read such risks in detail. The forward-looking statements in the Press Release and the Shareholder Letter represent the Company’s views as the date of the Press Release and the Shareholder Letter. The Company anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of the Press Release and the Shareholder Letter.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of FaceBank Group, Inc., dated July 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FACEBANK GROUP, INC.

Date: July 8, 2020	By:	/s/ David Gandler
	Name:	David Gandler
	Title:	Chief Executive Officer